                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

            / /         Preliminary Proxy Statement
            / /         Confidential, for Use of the Commission Only
                        (as permitted by Rule 14a-6(e)2))
            /X/         Definitive Proxy Statement
            / /         Definitive Additional Materials
            / /         Soliciting Material Pursuant to Rule 14(a)-12

                             EVERLAST WORLDWIDE INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

            Payment of filing fee (check the appropriate box):

            /X/       No fee required.

            / /       Fee computed on table below per Exchange Act Rules
                      14a-6(i)(1) and 0-11.

            (1)       Title of each  class of  securities  to which  transaction applies:

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            (2)       Aggregate  number  of  securities  to  which   transaction
                      applies:

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            (3)       Per unit price or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

            (4)       Proposed maximum aggregate value of transaction:

            (5)       Total fee paid:

            / /       Fee paid previously with preliminary materials.

            / /       Check box if any part of the fee is offset as  provided by
Exchange Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)       Amount Previously Paid:

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            (2)       Form, Schedule or Registration Statement no.:

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            (3)       Filing Party:

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            (4)       Date Filed:

                                      -2-

                             EVERLAST WORLDWIDE INC.
                            1350 Broadway, Suite 2300
                            New York, New York 10018

                  Notice of 2001 Annual Meeting of Stockholders
                            To be Held June 14, 2002

                 NOTICE  IS  HEREBY  GIVEN  that  the  2002  Annual  Meeting  of
Stockholders (the "Annual  Meeting") of Everlast  Worldwide Inc. (the "Company")
will be held on Friday, June 14, 2002 at 10:00 AM, local time, at The Kitano, 66
Park Avenue (at 38th Street),  New York, New York 10016, in the Park Avenue Room
on the 18th floor, for the following purposes:

                 1.     To elect five members of the Board of Directors to serve
                        until the next Annual Meeting at which their  successors
                        will be elected and qualified.

                 2.     To ratify the selection of Berenson & Company LLP as
                        the Company's independent auditors.

                 3.     To transact  such other  business as may  properly  come
                        before the  stockholders  at the Annual  Meeting and any
                        adjournments thereof.

                 The Board of Directors has fixed the close of business on April
29, 2002 as the record date for the  determination  of the  Company's  shares of common stock, par value $.002 per share, and shares of Class A common stock, par value $.01 per share, entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                       By Order of the Board of Directors

                                                   George Q Horowitz
                                       President and Chief Executive Officer

Dated:   April 29, 2002
         New York, New York

                                    IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, we urge you to sign, date and return the enclosed proxy at your earliest  convenience to ensure the  presence  of a quorum  at the  Annual  Meeting.  A  self-addressed  stamped envelope is enclosed for that purpose. If you send in your proxy and then decide to attend the Annual Meeting to vote your stock in person,  you may still do so.
Your proxy is revocable at your request.

                             EVERLAST WORLDWIDE INC.
                            1350 Broadway, Suite 2300
                            New York, New York 10018

                                 PROXY STATEMENT

Information Concerning Solicitation And Voting

                 This  Proxy  Statement  is  furnished  in  connection  with the solicitation  of proxies by the Board of Directors (the "Board of Directors") of
Everlast  Worldwide Inc. (the  "Company") to be voted at the 2002 Annual Meeting of Stockholders to be held on Friday,  June 14, 2002 at 10:00 AM, local time, at
The Kitano,  66 Park Avenue (at 38th Street),  New York, New York 10016,  in the
Park Avenue Room on the 18th floor, and at any adjournments thereof (the "Annual
Meeting") for the purposes set forth in the  accompanying  Notice of 2002 Annual
Meeting of Stockholders.

                 The  approximate  date on which the enclosed  form of proxy and this Proxy Statement are first being sent to stockholders is May 3, 2002.

                 When  a  proxy  is  returned   properly   signed,   the  shares
represented  thereby  will be  voted  by the  proxies  in  accordance  with  the stockholder's  directions.  If the proxy is signed and returned  without choices having been specified, the shares will be voted for the nominees of the Board of
Directors as directors of the Company and for the  ratification of the selection of Berenson & Company LLP as the Company's  independent auditors. If for any reason any of the  nominees of the Board of Directors  shall become  unavailable for  election,  the proxies may use their  discretionary  authority  to vote for substitutes proposed by the Board of Directors.

                 A stockholder  giving a proxy has the power to revoke it at any time  before  it is voted by  sending  a written  notice  of  revocation  to the
Secretary of the Company,  by sending a duly executed  later-dated  proxy, or by requesting the return of the proxy at the Annual Meeting and voting in person.

                 Only  stockholders  of record at the close of business on April
29, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual
Meeting.  As of the Record Date, there were outstanding  2,998,936 shares of the
Common Stock,  $.002 par value per share of the Company (the "Common Stock") and there were 100,000 shares of the Company's Class A Common Stock,  $.01 par value per share (the "Class A Stock").  Each share of Common  Stock is entitled to one vote and each  share of Class A Stock is  entitled  to five  votes at the Annual
Meeting.

                 The holders of a majority of the  outstanding  shares of Common
Stock and Class A Stock,  combined,  whether present in person or represented by proxy, will constitute a quorum for each of the matters identified in the Notice of the 2002 Annual Meeting of Stockholders. Broker "non-votes" and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum is present at the Annual  Meeting.  A broker  "non-vote"  occurs when a nominee  holding  shares for a  beneficial  owner does not vote on a  particular proposal because the nominee does not have the  discretionary  voting power with respect  to that  item and has not  received  instructions  from the  beneficial owner.  Proxies marked as abstaining  with respect to the proposal to ratify the appointment of independent  auditors will have the effect of a vote against such proposal.

                 A plurality of votes cast is required to elect directors and to ratify the  appointment of Berenson &  Company LLP.  Broker  "non-votes" and abstentions  are not  included in the  tabulation  of the voting  results on the election  of  directors  and  ratification  of the  independent  auditors,  and, therefore,  do not have the effect of votes in opposition  in such  tabulations.
Brokers that do not receive  instructions  from the stockholders,  however,  are entitled  to vote on the  election  of  directors  and the  ratification  of the independent auditors.

                 The  cost of  solicitation  of  proxies  will be  borne  by the
Company. In addition to the solicitation of proxies by use of the mails, some of the  officers,  directors  and regular  employees of the Company,  without extra remuneration, may solicit proxies personally or by telephone, telefax or similar transmission.  The  Company  will  reimburse  record  holders  for  expenses  in forwarding proxies and proxy soliciting material to the beneficial owners of the shares held by them.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                 The following table sets forth certain information with respect to the  beneficial  ownership of the  Company's  Common Stock and Class A Common
Stock as of April 29, 2002 for (i) each of the Company's directors, (ii) each of the  Company's  executive  officers,  (iii)  each  stockholder  known  to be the beneficial  owner of more than five percent of any class of the Company's voting securities,  and (iv) all directors and  executive  officers as a group.  Unless otherwise indicated,  (i) each stockholder has sole voting power and dispositive power  with  respect  to the  indicated  shares  and  (ii) the  address  of each stockholder is c/o the Company,  1350  Broadway,  Suite 2300, New York, New York
10018.

                                                                               Beneficial Ownership Common and
                                                                                      Class A Common (1)
                                                                                                          Percentage of
                 Name and Address of Beneficial Owner                  Number (2)                       Outstanding Stock
                 ------------------------------------                  ----------                       -----------------
                 George Q Horowitz                                    1,197,628 (3)                           31.4%
                 Ben Nadorf                                             455,700 (4) (9)                       12.0%
                 James K. Anderson                                      112,912 (5)                            3.0%
                      4903 163rd Ave., N.E.
                      Redmond, WA 98052
                 Rita Cinque Kriss                                      121,034 (6)                            3.2%

                 Larry Kring                                             45,588 (7)                            1.2%
                      3265 126th Ave., N.E.
                      Bellevue, WA 98005
                 Edward R. Epstein                                       17,066 (8)                             *
                        915 Middle River Drive
                        Suite 419
                        Fort Lauderdale, FL 33304
                 Wayne Nadorf                                             1,200 (9)                             *

                 Angelo Giusti                                           12,034 (10)                            *

                 Matthew Mark                                             4,333 (11)                            *

                 All directors and                                    1,967,495 (3) (4)                       51.6%
                 executive officers as a group (9 persons)           (5) (6) (7) (8) (10)  (11)
-----------------------------
*Less than one percent.

(1)      Under rules adopted by the Securities and Exchange Commission, a person is deemed to be a beneficial  owner of securities with respect to which such person has or shares:  (i) voting power,  which includes the power to vote or direct the vote of the security,  or (ii) investment  power, which includes the power to dispose of or to direct the  disposition of the security.  Unless  otherwise  indicated

         below,  the  persons  named in the table  above  have sole  voting  and investment power with respect to all shares beneficially owned.

(2)      As of April 29, 2002, there were outstanding 2,998,936 shares of Common
         Stock and 100,000 shares of Class A Common Stock. The shares of Class A
         Common  Stock are entitled to five votes per share.  Thus,  while there are 3,098,936 total shares  outstanding  (not including any unexercised options), the maximum number of votes that can be cast is 3,498,936.

(3)      Consists of (i) 512,628 shares of Common Stock,  (ii) 100,000 shares of
         Class A Common Stock and (iii) 585,000  shares of Common Stock issuable upon  exercise  of  options  exercisable  currently  or within 60 days, including (A) options to purchase 125,000 shares granted by the Company at the  exercise  price of $4.00 per share,  which  expire  October 24,
         2010, (B) options to purchase  380,000 shares granted by the Company at the exercise price of $13.00 per share,  which expire October 24, 2010,
         (C) options to  purchase  15,000  shares  granted by the Company at the exercise price of $2.23 per share,  which expire  November 3, 2005, (D)
         options to purchase  25,000  shares at an  exercise  price of $2.23 per share, which expire on November 7, 2006, (E) options to purchase 20,000 shares at an exercise price of $3.97 per share,  which expire March 22,
         2009,  (F) options to purchase  13,333  shares at an exercise  price of
         $2.23 per share,  which expire  December  31, 2009,  and (G) options to purchase  6,667 shares at an exercise  price of $3.06 per share,  which expire  March 8, 2011.  Mr.  Horowitz has agreed not to vote the shares underlying the options in (A) and (B) above,  if exercised,  as long as there are at least $10 million of Series A Preferred Stock outstanding.

(4)      Includes 1,400 shares of Common Stock held by Sue Nadorf, the spouse of
         Mr. Ben Nadorf.

(5)      Consists  of (i) 86,350  shares of Common  Stock of which Mr.  Anderson owns 44,300 shares of Common Stock with his wife, as joint tenants, and
         (ii) 26,562  shares of Common Stock  issuable  upon exercise of options exercisable currently or within 60 days, including:

         (A)   839 shares @ $1.75 expiring December 31, 2004
         (B)   839 shares @ $3.00 expiring December 31, 2004
         (C)   839 shares @ $5.00 expiring December 31, 2004
         (D)   839 shares @ $6.25 expiring December 31, 2004
         (E) 4,706 shares @ $0.85 expiring December 31, 2003
         (F) 3,200 shares @ $2.23 expiring November 3, 2002
         (G) 3,200 shares @ $2.23 expiring January 2, 2003
         (H) 3,100 shares @ $2.23 expiring January 3, 2004
         (I) 2,600 shares @ $3.59 expiring January 2, 2005
         (J) 3,200 shares @ $9.38 expiring January 3, 2006
         (K) 2,133 shares @ $2.23 expiring January 2, 2007
         (L) 1,067 shares @ $2.05 expiring January 2, 2008

(6)      Consists of (i) 77,200 shares of Common Stock and (ii) 43,834 shares of
         Common Stock issuable upon exercise of options exercisable currently or within 60 days  including  options to  purchase  (A)  10,500  shares of
         Common  Stock at an  exercise  price of $2.23 per share,  which  expire
         November  3, 2005,  (B) 15,000  shares of Common  Stock at an  exercise price of $2.23 per share,  which expire  December 13, 2006,  (C) 10,000 shares of Common  Stock at an  exercise  price of $3.97 per share which expire March 22, 2009,  (D) 6,667 shares of Common Stock at an exercise price of $2.23 per

         share,  which expire  December 31, 2009, and (E) 1,667 shares of Common
         Stock at an exercise  price of $3.06 per share,  which  expire March 8,
         2011.

(7)      Consists of (i) 20,338 shares of Common Stock and (ii) 25,250 shares of
         Common  Stock   issuable   upon  the  exercise  of  options   currently
         exercisable or within 60 days, including:

         (A)   839 shares @ $1.75 expiring December 31, 2004
         (B)   839 shares @ $3.00 expiring December 31, 2004
         (C)   839 shares @ $5.00 expiring December 31, 2004
         (D)   839 shares @ $6.25 expiring December 31, 2004
         (E) 3,762 shares @ $0.85 expiring December 31, 2003
         (F) 3,100 shares @ $2.23 expiring November 3, 2002
         (G) 3,100 shares @ $2.23 expiring January 2, 2003
         (H) 3,100 shares @ $2.23 expiring January 3, 2004
         (I) 2,600 shares @ $3.59 expiring January 2, 2005
         (J) 3,100 shares @ $9.38 expiring January 3, 2006
         (K) 2,066 shares @ $2.23 expiring January 2, 2007
         (L) 1,066 shares @ $2.05 expiring January 2, 2008

(8)      Consists of (i) 12,000 shares of Common Stock and (ii) 15,066 shares of
         Common Stock issuable upon exercise of options exercisable currently or within 60 days,  including  options  to  purchase  (A) 3,000  shares of
         Common Stock at an exercise  price of $2.23 per share,  which expire on
         January 2, 2003,  and (B) 3,000  shares of Common  Stock at an exercise price of $2.23 per share,  which  expire on January 3, 2004,  (C) 2,700 shares of Common  Stock at an  exercise  price of $3.59,  which  expire
         January 2, 2005,  (D) 3,200 shares of Common Stock at an exercise price of $9.38,  which  expire  January 3, 2006,  (E) 2,133  shares of Common
         Stock at an exercise  price of $2.23,  which expire  December 31, 2009, and (F) options to purchase 1,033 shares of Common Stock at an exercise price of $2.05 per share, which expire January 2, 2008.

(9)      Held jointly with Sue Nadorf, Mr. Wayne Nadorf's mother.

(10)     Consists of (i) 700 shares of Common  Stock and (ii)  11,334  shares of
         Common Stock issuable upon exercise of options exercisable currently or within 60 days,  including  options  to  purchase  (A) 3,000  shares of
         Common Stock at an exercise  price of $2.23 per share,  which expire on
         January 3, 2004,  (B) 2,500 shares of Common Stock at an exercise price of $2.094 per share,  which expire on June 6, 2008, (C) 2,500 shares of
         Common  Stock at an exercise  price of $3.97,  which  expire  March 22,
         2009,  (D) 1,667 shares of Common Stock at an exercise  price of $2.23, which expire  December  31,  2009,  and (E) 1,667 shares at an exercise price of $3.06 per share, which expire March 8, 2011.

(11)     Consists of 4,333  shares of Common  Stock  issuable  upon  exercise of options  exercisable  currently or within 60 days,  including (A) 1,000 shares of Common  Stock at an  exercise  price of $3.97,  which  expire
         March 22, 2009,  (B) 1,666 shares of Common Stock at an exercise  price of $2.23,  which expire  December 31, 2009,  and (C) 1,667 shares at an exercise price of $3.06 per share, which expire March 8, 2011.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

                 Five  directors  will be elected at the Annual  Meeting each to serve for a one-year  term until the 2003  Annual  Meeting of  Stockholders  and until their  successors are elected and  qualified.  If no  instructions  to the contrary are  indicated,  proxies  received by the Company will be voted for the election of five  nominees of the Board of Directors  listed  below.  All of the nominees  currently  serve as  directors  of the  Company.  The Company does not expect that any of the nominees will be  unavailable  for election,  but if that should  occur before the Annual  Meeting,  the proxies will be voted in favor of the  remaining  nominees  and may  also be voted  for a  substitute  nominee  or nominees selected by the Board of Directors.

                 The Board of Directors  has approved the  nomination of each of the nominees for director listed below.

                  --------------------------------------------------------------
                           Nominee              Age            Director Since
                           -------              ---            --------------
                  --------------------------------------------------------------
                      George Q Horowitz         52                1992 (1)
                  --------------------------------------------------------------
                      James K. Anderson         65            1992 (1) (2) (3)
                  --------------------------------------------------------------
                         Larry Kring            61              1993 (2) (3)
                  --------------------------------------------------------------
                      Rita Cinque Kriss         36                1994 (3)
                  --------------------------------------------------------------
                      Edward R. Epstein         62                1996 (2)
                  --------------------------------------------------------------

(1)         Member of the Executive Committee of the Board of Directors.
(2)         Member of the Compensation Committee of the Board of Directors.
(3)         Member of the Audit Committee of the Board of Directors.

                 The  table  below  lists  the  other  members  of the  Board of
Directors  who are not up for election and who will be elected by the holders of the outstanding Series A Preferred Stock, $.001 par value of the Company,  for a term to expire  concurrently  with the  directors  to be  elected  at the Annual
Meeting (the "Series A Preferred Stock").

                  --------------------------------------------------------------
                         Name                  Age              Director Since
                         ----                  ---              --------------
                  --------------------------------------------------------------
                      Ben Nadorf               83                    2000
                  --------------------------------------------------------------
                     Wayne Nadorf              27                    2000
                  --------------------------------------------------------------

            Mr.  George Q Horowitz  is the  Chairman,  Chief  Executive  Officer
("CEO") and President of Everlast  Worldwide  Inc. He served in such  capacities with Active Apparel Group,  Inc., the  predecessor to Everlast  Worldwide  Inc., since his founding of the Company in 1992. Mr.  Horowitz,  formerly an educator, entered the apparel  industry in 1976. Mr. Horowitz was employed by Golden Touch
Imports,  Inc.,  an apparel  company  in New York City,  where he served as Vice
President  of  Operations  and was a  shareholder  of that  company.  The  media frequently  calls upon Mr.  Horowitz for his views on issues  pertaining  to the
Company and the industry in general. He has appeared on numerous television talk shows,  such as CNBC's "Squawk Box" and "Market Wrap," CNN's  "Business Day" and
"Moneyline  News Hour  with Lou  Dobbs,"  Fox News  Channel's  "Cavuto  Business
Report,"  and  "Sports  Business,"  among  others.  He has been  included in the
Sportstyle  magazine's "Top 100" most  influential  people in the sporting goods industry  for  three  consecutive  years.  He  currently  serves on the Board of
Trustees of the Sporting Goods Manufacturers Association. Mr. Horowitz is also a member of the International

Radio and Television Society Foundation, Inc. He has been a speaker for numerous industry  events,  including  the Women's  Wear Daily CEO Annual  Summit and the
Fashion  Round Table.  Mr.  Horowitz was chosen as one of the top leaders in the fashion  industry  to join then  President  William  J.  Clinton  for an evening celebrating "The William Jefferson Clinton Presidential Library Foundation." Mr.
Horowitz  serves as a member  of the  Benefit  Committee  of  Fashion  and Media
Leaders for the NOW Legal  Defense and  Education  Fund.  Mr.  Horowitz has been involved in various civic and sports related  activities.  He is a member of the
Three  Miles of Men  Honorary  Committee  for The Susan G. Komen  Breast  Cancer
Foundation  New York City Race for the Cure.  In July  2001,  Mr.  Horowitz  was
elected  to the  board of  directors  of the  American  Heart  Association.  Mr.
Horowitz is a  substantial  contributor  to both the  amateur  and  professional boxing  community and has been honored with the following  awards as a result of his  generosity:  2001 Rocky  Marciano/AAIB  Boxing award in appreciation of his constant  effort to improve boxing and safety in the sport,  The Dr. Theodore A.
Atlas  Foundation's  Annual  Service Award for his ongoing  support of the Atlas
Foundation,  and The Daily News Corporate Award for his  meritorious  service to amateur  boxing.  He has also  served in  various  capacities  as a leader and a mentor to the youth in his community.

           Mr. James K. Anderson has been a director of the Company since August
1992 and was  Chairman  of the Board of  Directors  from  January  1994  through
December  1995.  Since January 1996, he has been  Vice-Chairman  of the Board of
Directors. Since July 1987, he has been a management consultant in restructuring businesses.  From 1981 to 1987, Mr.  Anderson served as the President of Pacific
First  Financial  Corp. and Pacific First Federal  Savings Bank and from 1984 to
1987,  Mr.  Anderson  served as the  Chairman  of the Board and Chief  Executive
Officer of each of the aforementioned  companies. Mr. Anderson has served on the
board  of  directors  of  numerous  businesses,   civic,  arts  and  educational
organizations  and is a member of the Whitman College Board of Overseers.  He is currently  a  member  of the  Board  of  Directors  of the  Washington  Hospital
Insurance  Fund, the Washington  Casualty  Company,  an insurance  company,  and
Northwest Hospital, a medical hospital in Seattle, Washington. Additionally, Mr.
Anderson  serves as the Chairman of the Board of Reality Based Learning Corp and
he is a director and the Chief Executive Officer of Community Health Information
Services, a health care company.

           Ms.  Rita Cinque  Kriss has been a director of the Company  since May
1994.  Ms.  Cinque  Kriss has  served in  numerous  executive  positions  in the
Company,  including Vice  President from October 2000 to the present,  Executive
Vice President  from May 1994 to October 2000, and as Vice  President-Operations
from April 1993 to May 1994. Ms. Cinque Kriss has also served as a consultant to the Company in its operations  management  from August 1992 to April 1993.  From
November 1990 to August 1992, Ms. Cinque Kriss was the President of ITEW,  Ltd.,
an apparel industry  management  consulting company. In 1986, she was a founding member of Women in  International  Trade,  an  organization  created  to promote international trade, where she served as a director from January 1990 to January
1993.

           Mr.  Larry  Kring has been a director of the  Company  since  January
1993. From August 1993 to the present, Mr. Kring has been a Group Vice President
of  Esterline  Technologies,  a  diversified   instrumentation,   equipment  and
component manufacturing company listed on the New York Stock Exchange. From July
1978 to July 1993,  Mr. Kring was the President and Chief  Executive  Officer of
Heath Tecna Aerospace Company, a manufacturer of aircraft interior and aerospace components and a division of Ciba-Geigy Corporation.

           Mr. Edward R. Epstein has been a director  since  January  1996.  Mr.
Epstein is a  practicing  attorney and is admitted to practice law in the States of New York and Florida.  He is an  experienced  litigator  and has  represented clients in all aspects of the garment  industry for more than 30 years.  He is a member of the bars of the  Supreme  Court of the State of  Florida,  the Supreme
Court of the State of New York,  various United States  District  Courts and the
United  States Court of Appeals for the Second  Circuit.  He is also a member of
the   Association   of  Trial  Lawyers  of  America  among  other   professional
associations.

           Mr.  Ben  Nadorf  has  been a  director  of the  Company  as  well as
President of Active Apparel New Corp.  since October 2000.  From 1958 to October
2000,  Mr.  Nadorf  served in various  executive  positions at Everlast  World's
Boxing  Headquarters  Corp. He was its President  from 1995 to October 2000. Mr.
Nadorf was a majority  stockholder of Everlast World's Boxing Headquarters Corp.
when it was  acquired by the  Company.  Mr. Ben Nadorf is also the father of Mr.
Wayne Nadorf, another director of the Company.

           Mr. Wayne Nadorf has been a director of the Company and has served as
Assistant Vice President of Sales of Everlast World's Boxing  Headquarters Corp.
since  October  2000.  From 1995 to October 2000, he has served in various sales positions with Everlast  World's Boxing  Headquarters  Corp. In 1995, Mr. Nadorf
graduated from Rider  University with a Bachelor of Science degree in Marketing.
He is the son of Mr. Ben Nadorf, another director of the Company.

Meetings

                 The Board of  Directors  met four (4) times  during  the fiscal year ended December 31, 2001. Messrs. Horowitz, Anderson, Kring and Epstein, Ms.
Cinque  Kriss and  Messrs.  Ben and Wayne  Nadorf  attended  at least 75% of the meetings.

Committees of the Board of Directors

                 The  Board  of  Directors  has   established   three   standing
committees to assist it in carrying out its  responsibilities.  These committees
are  the  Executive  Committee,   the  Compensation  Committee,  and  the  Audit
Committee.

                 The Executive  Committee is responsible  for special matters as determined  by the Board of  Directors  from time to time.  For the fiscal  year ended  December 31, 2001,  the members of the  Executive  Committee  were George
Horowitz,  Chairman,  and James Anderson. The Executive Committee met four times during the fiscal year ended  December 31, 2001.  Both members of the  Executive
Committee attended all meetings.

                 The Compensation Committee recommends to the Board of Directors remuneration  for the  President,  Chief  Executive  Officer  and other  elected officers.  It also grants stock options,  administers the Company's stock option plans, and approves and administers other compensation plans or agreements.  For the  fiscal  year ended  December  31,  2001,  the  members of the  Compensation
Committee were James Anderson,  Chairman,  Larry Kring, and Edward Epstein.  The
Compensation  Committee met five times during the fiscal year ended December 31,
2001. All members of the Compensation Committee attended at least four meetings.

                 The Audit Committee reviews the Company's financial statements.
It then makes  recommendations to the Board of Directors concerning the accuracy of such  statements  and whether or

not they should be included in the  Company's  annual  report.  It also  reviews filings with the  Securities  and Exchange  Commission  containing the Company's financial statements.  Additionally,  it reviews the qualifications of and makes recommendations  to the Board of Directors not only  concerning the selection of the Company's  independent  auditors but also the nature and scope of additional professional  services to be provided by such  auditors.  As part of its duties, the Audit  Committee  serves as an  independent  and  objective  monitor  of the performance  of the  Company's  financial  reporting  processes  and  systems of internal  control.  For the fiscal year ended  December 31, 2001, the members of the Audit Committee were Larry Kring,  Chairman,  James Anderson and Rita Cinque
Kriss.  Messrs.  Kring  and  Anderson  are  independent,   as  defined  in  Rule
4200(a)(14) of the NASD listing  standards.  Ms. Kriss'  membership in the Audit
Committee is based on the exemption  provided by Rule  4350(d)(2)(C) of the NASD listing  standards which allows small  businesses to maintain an Audit Committee of at least  two  members,  a  majority  of whom are  independent.  The Board of
Directors has adopted a written  Audit  Committee  Charter,  a copy of which was attached to the proxy statement for the 2001 Annual Meeting of Stockholders.

                 The Audit  Committee  met twice  during the  fiscal  year ended
December 31, 2001.  All members of the Audit  Committee  attended both meetings.
Members of the Audit Committee have reviewed and discussed the audited financial statements  with  the  management  of the  Company  and have  discussed  matters required to be  discussed  by SAS 61  (Codification  of  Statements  on Auditing
Standards,  AU Section 380) with  Berenson  &  Company  LLP,  the  Company's independent  auditors for the fiscal year ended  December  31,  2001.  The Audit
Committee  has received  the written  disclosures  and the letter from  Berenson
& Company LLP required by the Independent Standards Board Standard No. 1 and
has discussed  Berenson  &  Company LLP's  independence  with Berenson &
Company  LLP.  Based  on  its  review  and  discussions,   the  Audit  Committee
recommended to the Board of Directors that the audited  financial  statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended
December 31, 2001 for filing with the Securities and Exchange Commission.

                                                        Audit Committee
                                                        ---------------
                                                        Larry Kring
                                                        James Anderson
                                                        Rita Cinque Kriss

Compensation of Directors

                 Effective  as of January 1, 1995,  directors of the Company who are neither  officers nor employees of the Company  receive  options to purchase shares of Common Stock  pursuant to the  Company's  1995  Non-Employee  Director
Stock  Option Plan (the  "Directors'  Plan") as part of their  compensation  for services as directors of the Company.  The  Directors'  Plan provides for annual automatic  grants on the first  working  day of the  fiscal  year of  options to purchase 3,000 shares of Common Stock to each such director  serving at the time of the grant.  The  Chairman and  Secretary  of the Board of  Directors  and the
chairperson  of a committee of the Board of Directors  also receive an automatic grant of options to purchase an additional 200 shares of Common Stock,  provided he or she is not an officer  nor an employee  of the  Company.  Each member of a committee of the Board of  Directors,  provided that he or she is not an officer nor an employee of the Company,  also receives an automatic  grant of options to purchase an additional 100 shares of Common Stock.  The exercise price per share for all such  options is the fair market  value of the shares of Common Stock on the date of  grant.  The term of each  option  is seven  years  from the date of grant, and the options vest in three equal installments on the first, second and third anniversaries of the date of grant.

                 Additionally, effective as of January 1, 1998, each director of the Company who is neither an officer nor an employee of the Company receives an annual  fee of  $6,000,  one-fourth  of such  amount  payable at the end of each quarter. For the fiscal year ended December 31, 2001, Messrs. James K. Anderson,
Edward R. Epstein,  and Larry Kring each  received a total of $6,000.  Directors also receive  reimbursement  of expenses  incurred by them in  performing  their duties and in attending  meetings of the Board of Directors,  provided that such expenses are reasonable and evidenced by appropriate documentation.

                                   MANAGEMENT

Other Executive Officers

            --------------------------------------------------------------------
                 Name             Age                  Position Held
            --------------------------------------------------------------------
            Angelo Giusti         51     Secretary & Senior Vice-President of
                                         Operations
            --------------------------------------------------------------------
             Matthew Mark         61     Chief Financial Officer
            --------------------------------------------------------------------

           Mr.  Angelo Giusti has been  Secretary  and Senior Vice  President of
Operations of the Company since October 2000. From June 1997 to October 2000, he served as Vice President of Operations of the Company. Mr. Giusti also served as a director of the Company  from January  1997 to October  2000.  From 1984 until
June 1997,  Mr. Giusti was  President of Universal  Business  Forms,  a printing company in New York City. From 1978 to 1984, Mr. Giusti was Sales Manager in New
York for  Uarco,  a national  printing  company.  Mr.  Giusti has served on many community  boards. He was a New York City Public School teacher and has remained active  in  local  education  and in  youth  sports  activities.  He is a former
President of the Holmdel (Jersey Shore) Pop Warner Football League.

           Mr. Matthew Mark has been Chief Financial Officer since October 2000.
From May 1998 to October 2000, he was Controller of the Company.  From June 1997
to May 1998,  Mr. Mark served as the  Controller  of WHK,  Inc., a private label manufacturer of apparel. From January 1988 to April 1997, Mr. Mark served as the
Controller  and  Assistant  Treasurer of Cygne  Designs  Inc.,  a private  label manufacturer of apparel.  Additionally, Mr. Mark has also held various financial executive positions with Cluett Peabody,  Inc., a diverse apparel  manufacturer, from October 1978 to January 1988.

                             EXECUTIVE COMPENSATION

                 The  following  Summary  Compensation  Table sets forth certain information  concerning total annual compensation paid to George Q Horowitz, the
Company's President,  Chief Executive Officer and Treasurer,  Angelo Giusti, the
Company's  Secretary and Senior Vice President of Operations,  and Matthew Mark,
the   Company's   Chief   Financial   Officer  and  Chief   Accounting   Officer
(collectively,  the "Named Executive  Officers"),  for services  rendered in all capacities by them to the Company  during fiscal years ended  December 31, 2001,
2000, and 1999.

                                       10

Summary Compensation Table
                                                Annual Compensation
                                                -------------------

                                                                 Other Annual   All Other     Securities
          Principal                                              Compensation  Compensation   Underlying
         Positions (1)           Year    Salary ($)  Bonus($)        ($)           ($)        Options (#)
         -------------           ----    ----------  -------        ----          ----        -----------
George Horowitz                  2001     345,600     158,620       52,918        1,389          20,000
(Chairman, President, Chief      2000     320,769     226,821       53,507        1,171         505,000
Executive Officer & Treasurer)   1999     277,697      21,000       21,068          983          40,000
Angelo Giusti                    2001     143,846       7,500            0            0           5,000
(Secretary & Senior Vice         2000     128,846       5,000            0            0               0
President of Operations)         1999     121,846       3,000            0            0           3,000

Matthew Mark                     2001     118,692       5,000            0            0           5,000
(Chief Financial Officer &       2000      94,577       5,000            0            0               0
Chief Accounting Officer)        1999      87,423       2,500            0            0           3,000

(1)   Other than George Q Horowitz,  Angelo Giusti and Matthew Mark, the Company
      had no other  executive  officer to whom it paid more than  $100,000 to in total salary and bonuses for fiscal year ended December 31, 2001.

(2)   Consists  of annual  bonus  paid  pursuant  to Mr.  Horowitz's  employment agreement.

(3)   Consists of (i) $32,000 paid to a trust  account  pursuant to the Deferred
      Compensation  Plan  adopted by the Board of Directors on December 17, 1999 and (ii) an aggregate  of $20,918  paid by the  Company,  on behalf of Mr.
      Horowitz,  in  fiscal  year  2001  in  connection  with  automobile  lease installment  payments  ($15,515),  related insurance premiums ($1,035) and parking expenses ($4,368).

(4)   Consists of (i) bonus in the gross amount of $166,821 paid to Mr. Horowitz pursuant to the merger  agreement with Everlast Holding Corp. to pay off a loan owed to the Company and (ii) annual bonus of $60,000 paid pursuant to
      Mr. Horowitz's employment agreement.

(5)   Consists of (i) $31,956 paid to a trust  account  pursuant to the Deferred
      Compensation  Plan  adopted by the Board of Directors on December 17, 1999 and (ii) an aggregate  of $21,551  paid by the  Company,  on behalf of Mr.
      Horowitz,  in  fiscal  year  2000  in  connection  with  automobile  lease installment  payments  ($14,222),  related insurance premiums ($2,143) and parking expenses ($5,186).

                                       11

(6)   Consists of an aggregate of $21,068 paid by the Company,  on behalf of Mr.
      Horowitz,  in  fiscal  year  1999  in  connection  with  automobile  lease installment  payments  ($15,242),  related insurance premiums ($1,422) and parking expenses ($4,404).

(7)   Represents  premiums paid by the Company in fiscal years 2000,  1999,  and
      1998 on term life insurance policies for the benefit of Mr. Horowitz.

Long-Term Incentive and Pension Plans

                 The Company  currently  has no  long-term  incentive or defined pension  plans.  The Company  offers all  employees a 401(k)  savings  plan that allows the  employees  to  voluntarily  defer a certain  portion of their income before taxes. The Company pays all the administrative fees for the plan.

Option Grants In Last Fiscal Year

                       Number of       Percent of Total
                      Securities      Options Granted to
                      Underlying          Employees in      Exercise Or Base
     Name          Options Granted        Fiscal Year        Price ($/Share)  Expiration Date
     ----          ---------------        -----------        ---------------  ---------------

George Horowitz        20,000               33.3%                $3.06            3/8/11
Angelo Giusti           5,000                8.3%                $3.06            3/8/11
Matthew Mark            5,000                8.3%                $3.06            3/8/11

Aggregated Option Exercises and Year-End Option Values Table

                 No stock options were exercised by the Named Executive Officers during the year ended December 31, 2001. The following  table sets forth certain information  regarding  unexercised  options held by each of the Named Executive
Officers at December 31, 2001.

                                        Number of Securities
                                      Underlying Unexercised                           Value of Unexercised In-
                                          Options Held at                               The-Money Options at
                                       December 31, 2001 (#)                          December 31, 2001 ($) (1)
          Name                  Exercisable              Unexercisable            Exercisable          Unexercisable
          ----                  -----------              -------------            -----------          -------------

      George Horowitz             585,000                   20,000                  6,400                   800
      Angelo Giusti                11,334                    4,166                    560                   100
      Matthew Mark                  4,333                    4,167                    200                   100

(1)   Represents  the total gain that would be realized if all the  in-the-money
      options  held  at  December  31,  2001  were   exercised,   determined  by
      multiplying the number of shares  underlying the options by the difference between the per share option  exercise price and the closing sale price of
      Common Stock of $2.35 per share as reported on the Nasdaq  SmallCap Market for December 31, 2001. An option

                                       12

      is in-the-money if the fair market value of the underlying  shares exceeds the exercise price of the option.

Employment Contracts

                 George Q Horowitz  - The  Company  and  George Q  Horowitz  are
parties  to  an  employment  agreement,   dated  as  of  January  1,  2000  (the
"Agreement"),  pursuant to which Mr.  Horowitz  will serve as the  President and
Chief Executive  Officer of the Company through  December 31, 2005 (the "Term").
Mr. Horowitz's annual salary shall initially be $320,000 (the "Base Salary") and shall be considered  for increase by the Board of Directors.  In addition to the
Base Salary, Mr. Horowitz is entitled to an annual cash bonus (the "Cash Bonus")
based upon  certain  "net  sales" and "before tax  profits"  targets.  Under the
Agreement,  Mr.  Horowitz  is also  entitled  to  receive a  monthly  automobile allowance, reimbursement for parking expenses, health and medical insurance, and participation in any retirement, life and disability insurance, dental insurance and any  bonus,  incentive  or  profit-sharing  plans  which the  Company  makes available  from time to time to its  executives.  The Company has also agreed to include Mr.  Horowitz as a named  insured in any  director or officer  liability insurance policy the Company maintains on the same basis as is made available to the  directors  and other  executive  officers  of the  Company.  The  Agreement
generally   restricts  Mr.   Horowitz  from  disclosing   certain   confidential
information during the Term and for a period of one year following the Term, and further  restricts Mr.  Horowitz from competing with the Company for a period of one year following the Term. The Agreement may be terminated by Mr. Horowitz for
"good  reason" or by the Company "for cause".  If the Agreement is terminated by the  Company  "for  cause" or in the event of the  resignation  by Mr.  Horowitz without "good  reason," the  obligations of the Company under the Agreement will terminate (except with respect to certain  indemnification  provisions).  In the event of termination  of the Agreement by reason of Mr.  Horowitz's  death,  his estate is entitled to receive  the  pro-rata  amount of the Cash Bonus as of the time  of his  death  at the  end of the  same  fiscal  year.  If Mr.  Horowitz's employment  is  terminated  due  to a  Change  of  Control  (as  defined  in the
Agreement),  he will be  entitled to a lump sum payment of 2.99 times the sum of the Base Salary,  Cash Bonus and benefits and payment for expenses incurred as a result of such  termination  and any deferred  compensation,  including  but not limited to deferred bonuses allocated or credited to Mr. Horowitz as of the date of his termination.

Section 16(a) Beneficial Ownership Reporting Compliance.

                 Section  16(a)  of the  Securities  Exchange  Act of  1934,  as
amended,  requires the Company's directors and executive  officers,  and persons who  beneficially  own more than ten percent of the Company's  Common Stock,  to file reports of ownership  of Common  Stock and other equity  securities  of the
Company  with  the  Securities  and  Exchange   Commission  (the  "Commission").
Officers,  directors  and more than ten  percent  stockholders  are  required by
Commission  regulation  to furnish the Company with copies of all Section  16(a)
reports they file.  To the  Company's  knowledge,  based solely on review of the copies of such  reports  furnished  to the Company  during the fiscal year ended
December 31, 2001, all required Section 16(a) filings by beneficial  owners were complied with.

Certain Relationships and Related Transactions

                 Edward R.  Epstein,  a Director,  was paid  $185,067  for legal services for the year ending December 31, 2001.

                                       13

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                      THE ELECTION OF EACH OF THE NOMINEES

              PROPOSAL 2 -- RATIFICATION OF THE COMPANY'S AUDITORS

                 The Board of Directors has selected Berenson &  Company LLP
("Berenson")  as the Company's  independent  auditors for the fiscal year ending
December 31, 2002. Stockholder  ratification of the selection of Berenson as the
Company's  independent  accountants is not required by the Company's  By-laws or otherwise.  However, as was true for the 2001 Annual Meeting of Stockholders (at which  the  stockholders  ratified  the  selection  of  Berenson),  the Board of
Directors  is  submitting  the  selection  of Berenson to the  stockholders  for ratification as a matter of good corporate practice. If the stockholders fail to ratify  the  selection,  the Audit  Committee  and the Board of  Directors  will reconsider  whether  or not to retain the  services  of  Berenson.  The Board of
Directors  and the Audit  Committee  reserve  the right to  appoint a  different independent accounting firm at any time during the year even if the selection of
Berenson is ratified,  if the Board of Directors and the Audit Committee believe that the change is in the best interest of the Company and its stockholders.

                 Berenson was  originally  engaged as the Company's  independent auditors in May 1995.  Berenson has audited the Company's  financial  statements for the fiscal  years ended  December  31, 1995  through  December  31,  2001. A representative  of Berenson will be present at the Annual Meeting,  will have an opportunity to make a statement if he desires to do so, and will be available to respond to questions.

                    Audit  Fees -  Berenson  billed  the  Company  $105,528  for professional  services  rendered  for the  audit of the  Company's  consolidated financial statements for fiscal year ended December 31, 2001, and for the review of interim  financial  statements during the fiscal year ended December 31, 2001 which are included in the Company's quarterly reports on Form 10-QSB.

                    Financial Information Systems Design and Implementation Fees
- Berenson  did not perform any  services  for the Company  related to financial information systems design and implementation  during fiscal year ended December
31, 2001.

                    All Other Fees - Berenson  billed the  Company  $65,361  for other  professional  services  rendered,  primarily  due to tax  compliance  and advisory services and other advisory services.

                 The Audit  Committee  has  considered  whether the provision by
Berenson  of the  services  covered  by the fees  other  than the audit  fees is compatible with maintaining  Berenson's  independence and has determined that it is compatible.

Required Vote

                 The  approval  of the  proposal  to ratify the  appointment  of
Berenson requires the affirmative vote of a majority of the votes cast.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
          THE RATIFICATION OF THE APPOINTMENT OF BERENSON & COMPANY LLP

                              STOCKHOLDER PROPOSALS

                 Stockholder  proposals made in accordance with Rule 14a-8 under the  Exchange Act and  intended to be  presented  at the  Company's  2003 Annual
Meeting of Stockholders  must be received by the Company at its principal office in New York,  New York no later than January 2, 2003 for  inclusion in the proxy statement for that meeting.

                 In addition,  Rule 14a-4 under the Exchange Act requires that a stockholder  give  advance  notice to the Company of any other  matters that the stockholder  wishes to present for action at an annual  meeting of  stockholders that are not  included  in the proxy  statement  for that  meeting.  Stockholder notifications  made in accordance with Rule 14a-4 under the Exchange Act must be received by the Company at its principal  office in New York,  New York no later than March 18, 2003.

                                  OTHER MATTERS

                 The Board of  Directors  does not intend to present and has not been informed that any other person intends to present any matters for action at the Meeting other than those  specifically  referred to in this proxy statement.
If any other matters  properly come before the Meeting,  it is intended that the holders of the proxies will act in respect thereof in accordance with their best judgment.

                 A copy of the Company's  Form 10-KSB  containing  the Company's financial  statements  for the year ending  December 31, 2001, as filed with the
Commission,  was included as part of the Company's Annual Report to Stockholders which is being  furnished  along with this  Proxy  Statement  to all  beneficial stockholders  or  stockholders  of record as of the  Record  Date.  For  further copies, please contact: Secretary, EVERLAST WORLDWIDE INC., 1350 Broadway, Suite
2300, New York, New York 10018.

April 29, 2002

                                       By Order of the Board of Directors

                                       /s/ George Horowitz

                                       George Q Horowitz
                                       President and Chief Executive Officer

                             EVERLAST WORLDWIDE INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       2002 ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 14, 2002

            The undersigned  hereby  appoints each of Messrs.  George Q Horowitz
and  James  K.  Anderson  as  the  undersigned's   proxy,  with  full  power  of
substitution, to vote all of the undersigned's shares of common stock, par value
$.002 per share, in Everlast Worldwide Inc. (the "Company"),  at the 2002 Annual
Meeting of Stockholders of the Company to be held on June 14, 2002 at 10:00 A.M.
local time, at the Kitano at 66 Park Avenue (at 38th Street), New York, New York
10016,  or at any  adjournment,  on the matters  described in the Notice of 2002
Annual Meeting of Stockholders  and Proxy Statement and upon such other business as may properly  come before such meeting or any  adjournments  thereof,  hereby revoking any proxies heretofore given.

PROPOSAL 1         The election of George Q Horowitz, James K. Anderson,
                   Rita Cinque-Kriss, Larry Kring and Edward R. Epstein:

                   For All                 Withhold Authority To
                   Nominees  ___           Vote For All Nominees ___

                   ---------------------------------------------------------
                   ---------------------------------------------------------
                   To withhold authority to vote for any
                   individual nominee(s), print name(s) above.

PROPOSAL 2         Ratification of the appointment of Berenson & Company LLP
                   as the Company's auditors for the fiscal year ending December
                   31, 2002:

                   FOR  / /            AGAINST / /             ABSTAIN  / /

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS
MADE ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATIONS ARE MADE, THE SHARES
REPRESENTED BY THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL 2 AND FOR THE
ELECTION AS DIRECTORS OF EACH OF THE NOMINEES OF THE BOARD OF DIRECTORS.

                                              ----------------------------------
                                              Signature

                                              ----------------------------------

                                              Signature if held jointly

                                              Dated:  ___________, 2002

                                              Please  sign  exactly as set forth
                                              herein.  If  signed  as  executor,
                                              attorney,  administrator,  trustee
                                              or guardian, indicate the capacity
                                              in  which  you  are  acting.  When
                                              signing  as  joint  tenants,   all
                                              parties   in  the  joint   tenancy
                                              should     sign.     Proxies    by
                                              corporations should be signed with
                                              full  corporate  name  by  a  duly
                                              authorized    officer   and   bear
                                              corporate seal.

PLEASE PROMPTLY SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.